UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 3.01	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

Item 9.01	Financial Statements and Exhibits.

Signature

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Golden Minerals Company (the “Company”) received written notification (the “Notice”) from the NYSE American LLC (the “NYSE American”) on June 6, 2023 that the Company is not in compliance with Section 1003(a)(iii) of the NYSE American Company Guide (the “Company Guide”). The Company is required to report a stockholders’ equity of $6.0 million or more if the Company has reported losses from continuing operations and/or net losses in its five most recent fiscal years. The Company reported stockholders’ equity of $4.1 million as of March 31, 2023, and $5.6 million as of June 30, 2023, and losses from continuing operations and/or net losses in each of its five most recent fiscal years ended December 31, 2022. As a result, the Company became subject to the procedures and requirements of Section 1009 of the Company Guide and was required to submit a plan of compliance by July 6, 2023, addressing how the Company intends to regain compliance with Section 1003(a)(iii) of the Company Guide by December 6, 2024. The Company timely submitted a plan of compliance to the NYSE American addressing how the Company intends to regain compliance with Section 1003(a)(iii) of the Company Guide by December 6, 2024.

On August 22, 2023, the Company received notice from the NYSE American that it has accepted the Company’s plan of compliance and granted a plan period until December 6, 2024, in order to regain compliance. The Company’s progress toward regaining compliance is subject to periodic review by the NYSE American, including quarterly monitoring for compliance with the initiatives outlined in the plan of compliance.

The Notice has no immediate effect on the Company’s common stock or its business operations. The Company’s common stock will continue to be listed on the NYSE American under the symbol “AUMN” while it regains compliance with Section 1003(a)(iii) of the Company Guide, subject to the Company’s compliance with other continued listing requirements.

Item 7.01	Regulation FD Disclosure.

On August 23, 2023, the Company issued a press release announcing NYSE American’s acceptance of the Company’s plan to regain compliance with Section 1003(a)(iii) of the Company Guide. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Golden Minerals Company, dated August 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer

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